AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 1999


                                                    REGISTRATION NO. 333-63081
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                               AMENDMENT NO. 2 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                -----------------
                               USA GROUP SECONDARY
                              MARKET SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
        DELAWARE                                                  35-1872185
  (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)


                            30 SOUTH MERIDIAN STREET
                        INDIANAPOLIS, INDIANA 46204-3503
                                 (317) 951-5640
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                             EDWARD R. SCHMIDT, ESQ.
                                 GENERAL COUNSEL
                    USA GROUP SECONDARY MARKET SERVICES, INC.
                            30 SOUTH MERIDIAN STREET
                        INDIANAPOLIS, INDIANA 46204-3503
                                 (317) 951-5123
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                -----------------
                                   COPIES TO:
   TIMOTHY M. HARDEN, ESQ.                            REED D. AUERBACH, ESQ.
  KRIEG DEVAULT ALEXANDER                        STROOCK & STROOCK & LAVAN LLP
     & CAPEHART LLP                                    180 MAIDEN LANE
  ONE INDIANA SQUARE                             NEW YORK, NEW YORK 10038
INDIANAPOLIS, INDIANA 46204

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
From time to time after this Registration Statement becomes effective as determined by market conditions.

                                -----------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement Number of the earlier effective Registration Statement for the same offering. |_|
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement Number of the earlier effective Registration Statement for the same offering. |_|
     If delivery of the prospectus is expected to be made pursuant to
Rule 434, please check the following box.   |_|

                         CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                           Proposed            Proposed
                                        Amount             Maximum             Maximum
Title of Each Class of                  to be              Offering            Aggregate          Amount of
Securities to be Registered            Registered          Price               Offering           Registration
                                                           Per Unit(1)         Price(1)           Fee
--------------------------------------------------------------------------------------------------------------------
 Asset-Backed Notes................. $1,398,668,000        100.00%          $1,398,668,000        $388,847
--------------------------------------------------------------------------------------------------------------------
 Asset-Backed Certificates..........     $1,000,000        100.00%              $1,000,000            $295
--------------------------------------------------------------------------------------------------------------------
 Total.............................. $1,399,668,000        100.00%          $1,399,668,000        $389,142(2)
====================================================================================================================
(1) Estimated solely for the purpose of calculating the registration fee.

(2) Previously paid.

                               -------------------

          THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

          PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS INCLUDED IN THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND RELATES TO REGISTRATION STATEMENT NO. 333-23243 AS PREVIOUSLY FILED BY THE REGISTRANT ON FORM S-3 WITH $508,652,000 SECURITIES REGISTERED. THIS REGISTRATION STATEMENT, WHICH IS A NEW REGISTRATION STATEMENT, ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 333-23243, AND SUCH POST-EFFECTIVE AMENDMENT SHALL HEREAFTER BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND IN ACCORDANCE WITH SECTION 8(C) OF THE SECURITIES ACT OF 1933.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Expenses in connection with the offering of the Notes and the Certificates being registered herein are estimated as follows:

     SEC registration fee......................................     $389,142
     Legal fees and expenses...................................      168,000
     Accounting fees and expenses..............................       72,000
     Blue Sky fees and expenses................................       45,000
     Rating agency fees........................................    2,100,000
     Eligible Lender Trustee fees and expenses.................       30,000
     Indenture Trustee fees and expenses.......................       20,000
     Printing expenses.........................................      240,000
     Miscellaneous.............................................       15,000
                  Total........................................   $3,079,142


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          As authorized by Section 145 of the General Corporation Law of Delaware (the "Delaware Corporation Law") and the By- Laws of SMS, each director and officer of SMS may be indemnified by SMS against expenses (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceedings in which he is involved by reason of the fact that he is or was a director or officer of SMS if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interest of SMS, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of SMS, the director or officer may not be indemnified in respect of any claim, issue or matter as to which he shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to SMS unless a court determines otherwise.

          There are directors' and officers' liability insurance policies outstanding which insure directors and officers of SMS. The policies insure SMS against losses for which SMS shall be required or permitted by law to indemnify directors and officers and which result from claims made against such directors or officers based upon the commission of wrongful acts in the performance of their duties. The losses covered by the policies are subject to certain exclusions and do not include fines or penalties imposed by law or other matters deemed uninsurable under the law. The policies contain certain self-insured retention provisions.


ITEM 16. EXHIBITS.

1.1      --Form of Underwriting Agreement for Notes**

1.2      --Form of Underwriting Agreement for Certificates**

3.1      --Restated Certificate of Incorporation of USA Group Secondary Market
           Services, Inc.*

3.2      --By-laws of USA Group Secondary Market Services, Inc.*

3.3      --Form of Certificate of Trust for the Trusts (included as an exhibit to Exhibit 4.2)**

4.1      --Form of Indenture between the Trust and the Indenture Trustee
           (included as an exhibit thereto a form of Note)**

4.2      --Form of Trust Agreement among the Seller, the Company and the
           Eligible Lender Trustee (included as an exhibit thereto a form of Certificate)**

4.3      --Form of Note (included as an exhibit to Exhibit 4.1)**

4.4      --Form of Certificate (included as an exhibit to Exhibit 4.2)**

5.1      --Opinion of Krieg DeVault Alexander & Capehart LLP with respect to legality (previously filed)


5.2      --Opinion of Richards, Layton & Finger with respect to legality
           (previously filed)

8.1      --Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters

8.2      --Opinion of Krieg DeVault Alexander & Capehart LLP with respect to tax matters (previously filed)

23.1     --Consent of Krieg DeVault Alexander & Capehart LLP (included as part of Exhibit 5.1)

23.2     --Consent of Stroock & Stroock & Lavan LLP (included as part of
           Exhibit 8.1)


23.3     --Consent of Richards, Layton & Finger (included as part of Exhibit
           5.2)

24.1     --Power of Attorney (previously filed)

25       --Statement of Eligibility under the Trust Indenture Act of 1939 of the Indenture Trustee (previously filed)

99.1     --Form of Loan Sale Agreement among the Seller, the Trust and the
           Eligible Lender Trustee**

99.2     --Form of Loan Servicing Agreement among the Servicer, the Trust and the Eligible Lender Trustee**

99.3     --Form of Administration Agreement among the Trust, the Indenture
           Trustee and USA Group Secondary Market Services, Inc., as Administrator**

-------------
    * Previously filed in Registration Statement on Form S-3 (Reg. No. 33-94952, filed with the Commission by the Registrant on July 25,
       1995).
   ** Previously filed in Amendment No. 2 to Registration Statement on
       Form S-3 (Reg. No. 33-76784, filed with the Commission by the Registrant on June 7, 1994).

ITEM 17. UNDERTAKINGS.

     (a) As to Rule 415:

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

PROVIDED, HOWEVER, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) As to documents subsequently filed that are incorporated by reference:

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned Registrant hereby undertakes to provide to the Underwriter at the closing specified in the Underwriting Agreements Notes and Certificates in such denominations and registered in such names as required by the Underwriter to permit prompt delivery to each purchaser.

     (d) As to indemnification:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (e) The undersigned Registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (f) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended, in accordance with the rules and regulations prescribed by the Commission under
Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF INDIANAPOLIS, STATE OF INDIANA, ON FEBRUARY 16, 1999.

                     USA GROUP SECONDARY MARKET SERVICES, INC., as originator of the Trust (Registrant)


                     By: /S/ CHERYL E. WATSON
                        -----------------------------
                           CHERYL E. WATSON
                           SENIOR VICE PRESIDENT

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT HAS BEEN SIGNED BELOW ON FEBRUARY 16, 1999 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

       SIGNATURE                                          CAPACITY

           *                                 Chairman of the Board, President,
-----------------------                      Chief Executive Officer (Principal
   STEPHEN W. CLINTON                        Executive Officer) and Director

           *                                 Senior Vice President (Principal
-----------------------                      Accounting Officer)
   CHERYL E. WATSON

           *                                 Executive Vice President and
-----------------------                      Chief Financial Officer
   VINCENT J. OTTO                           (Principal Financial Officer)


           *                                  Director
-------------------------
   ERNEST J. NEWBORN, JR.

                                              Director
           *
--------------------------
   IKE G. BATALIS


*BY: /S/ CHERYL E. WATSON
    ------------------------
      Attorney-in-Fact

                                  EXHIBIT INDEX

                                                               Sequential
 Exhibit                                                          Page
   No.                           Description                       No.


 1.1      --Form of Underwriting Agreement for Notes**
 1.2      --Form of Underwriting Agreement for Certificates**
 3.1      --Restated Certificate of Incorporation of USA Group Secondary Market
            Services, Inc.*
 3.2      --By-laws of USA Group Secondary Market Services, Inc.*
 3.3      --Form of Certificate of Trust for the Trusts (included as an exhibit to Exhibit 4.2)**
 4.1      --Form of Indenture between the Trust and the Indenture Trustee
            (included as an exhibit thereto a form of Note)**
 4.2      --Form of Trust Agreement among the Seller, SMS and the Eligible
            Lender Trustee (included as an exhibit thereto a form of Certificate)**
 4.3      --Form of Note (included as an exhibit to Exhibit 4.1)**
 4.4      --Form of Certificate (included as an exhibit to Exhibit 4.2)**
 5.1      --Opinion of Krieg DeVault Alexander & Capehart LLP with respect to legality (previously filed)
 5.2      --Opinion of Richards, Layton & Finger with respect to legality
            (previously filed)
 8.1      --Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters

 8.2      --Opinion of Krieg DeVault Alexander & Capehart LLP with respect to tax matters (previously filed)

23.1      --Consent of Krieg DeVault Alexander & Capehart LLP
            (included as part of Exhibit 5.1)

23.2      --Consent of Stroock & Stroock & Lavan LLP (included as part of
            Exhibits 8.1)

23.3      --Consent of Richards, Layton & Finger (included as part of
            Exhibit 5.2)

24.1      --Power of Attorney (previously filed)

25        --Statement of Eligibility under the Trust Indenture Act of
            1939 of the Indenture Trustee (previously filed)

99.1      --Form of Loan Sale Agreement among the Seller, the Trust and the
            Eligible Lender Trustee**

99.2      --Form of Loan Servicing Agreement among the Servicer, the
            Trust and the Eligible Lender Trustee**

99.3      --Form of Administration Agreement among the Trust, the Indenture
            Trustee and USA Group Secondary Market Services, Inc., as Administrator**

----------------
    * Previously filed in Registration Statement on Form S-3 (Reg. No. 33-94952, filed with the Commission by the Registrant on July 25,
       1995).
   ** Previously filed in Amendment No. 2 to Registration Statement on Form S-3 (Reg. No. 33-76784, filed with the Commission by the Registrant on June 7, 1994).